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                                                                    EXHIBIT 99.1


                         CONSENT OF ALTERNATE DIRECTOR



To Univision Communications Inc.:


        I hereby consent to the use of my name as alternate director in this Registration Statement on Form S-1 of Univision Communications Inc., registration number 333-6309.



_______,1996




                                        /s/ Alejandro Rivera
                                --------------------------------
                                         Alejandro Rivera